EXHIBIT 99
----------

                       AMLI RESIDENTIAL PROPERTIES TRUST
                         FINANCIAL AND OPERATING DATA
                                 June 30, 1999


            1.     Funds from Operations

            2.     Statements of Operations

            3.     Balance Sheets

            4.     Selected Financial Information

            5.     Debt

            6.     Debt Maturities

            7.     Same Community Comparison - Wholly-Owned
                   - three months ended June 30, 1999 and 1998

            8.     Same Community Comparison - Wholly-Owned
                   - six months ended June 30, 1999 and 1998

            9. Same Community Comparison - Wholly-Owned and Co-Investments - three months ended
                   June 30, 1999 and 1998

            10. Same Community Comparison - Wholly-Owned and Co-Investments - six months ended
                   June 30, 1999 and 1998

            11.    Property Information

            12.    Property EBITDA

            13.    Development Activities

                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                                 FUNDS FROM OPERATIONS
                                Unaudited - Dollars in thousands except per share data

                                                             THREE MONTHS ENDED              SIX MONTHS ENDED
                                                                  JUNE 30                         JUNE 30
                                                         --------------------------     --------------------------
                                                             1999           1998            1999           1998
                                                         -----------     ----------     -----------     ----------
REVENUES
--------
Property revenues:
  Rental . . . . . . . . . . . . . . . . . . . . . .        $ 27,281         25,204          53,976         49,342
  Other. . . . . . . . . . . . . . . . . . . . . . .           1,757          1,456           3,326          2,748
                                                            --------       --------        --------       --------
        Total Property Revenues. . . . . . . . . . .          29,038         26,660          57,302         52,090
                                                            --------       --------        --------       --------

Property operating expenses. . . . . . . . . . . . .         (10,568)       (10,434)        (20,623)       (19,986)
Property management fees . . . . . . . . . . . . . .            (727)          (667)         (1,434)        (1,305)
                                                            --------       --------        --------       --------
        Property expenses. . . . . . . . . . . . . .         (11,295)       (11,101)        (22,057)       (21,291)
Operating expense ratio. . . . . . . . . . . . . . .           38.9%          41.6%           38.5%          40.9%
                                                            --------       --------        --------       --------
        Net operating income . . . . . . . . . . . .          17,743         15,559          35,245         30,799
                                                            --------       --------        --------       --------
OTHER INCOME
------------
  Share of Service Cos. FFO (1)(2) . . . . . . . . .              55            120            (219)           108
  Interest from Service Companies (3). . . . . . . .           1,089            606           2,102          1,151
  Other interest . . . . . . . . . . . . . . . . . .             365            223             692            414
  Share of partnerships FFO (4). . . . . . . . . . .           2,142          1,355           4,049          2,489
  Fee income - developments. . . . . . . . . . . . .           1,159          1,105           1,479          1,206
  Fee income - asset management. . . . . . . . . . .             151            151             302            302
  Other. . . . . . . . . . . . . . . . . . . . . . .               7             41               9             77
                                                            --------       --------        --------       --------
        Total other income . . . . . . . . . . . . .           4,968          3,601           8,414          5,747
General and administrative . . . . . . . . . . . . .            (948)        (1,112)         (1,994)        (1,966)
                                                            --------       --------        --------       --------
EBITDA . . . . . . . . . . . . . . . . . . . . . . .          21,763         18,048          41,665         34,580
                                                            --------       --------        --------       --------
Interest expense . . . . . . . . . . . . . . . . . .          (5,625)        (4,800)        (10,941)        (9,738)
Amortization of deferred costs . . . . . . . . . . .             (97)          (118)           (208)          (248)
                                                            --------       --------        --------       --------
FUNDS FROM OPERATIONS (FFO). . . . . . . . . . . . .        $ 16,041         13,130          30,516         24,594
                                                            ========       ========        ========       ========





                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                           FUNDS FROM OPERATIONS - CONTINUED
                                Unaudited - Dollars in thousands except per share data


                                                             THREE MONTHS ENDED              SIX MONTHS ENDED
                                                                  JUNE 30                         JUNE 30
                                                         --------------------------     --------------------------
                                                             1999           1998            1999           1998
                                                         -----------     ----------     -----------     ----------
Capital expenditures paid from FFO (5) . . . . . . .          (1,338)        (1,062)         (2,306)        (1,854)
Other - share of Co-investments Cap exp. . . . . . .            (127)          (103)           (216)          (147)
                                                            --------       --------        --------       --------
Funds available for distribution (FAD) . . . . . . .        $ 14,576         11,965          27,994         22,593
                                                            ========       ========        ========       ========

FFO per share. . . . . . . . . . . . . . . . . . . .        $   0.65           0.59            1.24           1.13
FAD per share. . . . . . . . . . . . . . . . . . . .        $   0.59           0.54            1.14           1.04

Dividend per share . . . . . . . . . . . . . . . . .        $   0.45           0.44            0.90           0.88

Dividend as a % of FFO . . . . . . . . . . . . . . .           68.9%          74.1%           72.3%          77.9%
Dividend as a % of FAD . . . . . . . . . . . . . . .           75.8%          81.3%           78.8%          84.6%
                                                            ========       ========        ========       ========



NOTES:

(1)   Includes share of income before goodwill amortization of $207 and $200 for the six months ended June 30,
1999 and 1998.

(2)   Includes $171 gain on sale of non-residential land by a Service Company subsidiary for the three and six months ended June 30, 1999.

(3)   Interest on 13% notes receivable and working capital advances.

(4)   Includes share of income and share of depreciation of $2,371 and $2,332 for the six months ended June 30,
1999 and 1998, respectively.

(5)   Rehab costs of approximately $2,138 in 1999 are not reflected in cap ex paid from FFO.









                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                                STATEMENT OF OPERATIONS
                                Unaudited - Dollars in thousands except per share data

                                                             THREE MONTHS ENDED              SIX MONTHS ENDED
                                                                  JUNE 30                         JUNE 30
                                                         --------------------------     --------------------------
                                                             1999           1998            1999           1998
                                                         -----------     ----------     -----------     ----------
REVENUES
--------
Property revenues:
  Rental . . . . . . . . . . . . . . . . . . . . . .        $ 27,281         25,204          53,976         49,342
  Other. . . . . . . . . . . . . . . . . . . . . . .           1,757          1,456           3,326          2,748
Interest and share of income (loss)
  from Service Cos.. . . . . . . . . . . . . . . . .           1,037            630           1,676          1,059
Other interest . . . . . . . . . . . . . . . . . . .             365            223             692            414
Share of income from co-investment partnerships. . .             923            499           1,673            823
Fees from co-investment partnerships . . . . . . . .           1,317          1,297           1,790          1,585
                                                            --------       --------        --------       --------
        Total revenues . . . . . . . . . . . . . . .          32,680         29,309          63,133         55,971
                                                            --------       --------        --------       --------

EXPENSES
--------
Personnel. . . . . . . . . . . . . . . . . . . . . .           2,700          2,529           5,343          4,846
Advertising and promotion. . . . . . . . . . . . . .             651            796           1,270          1,504
Utilities. . . . . . . . . . . . . . . . . . . . . .             906          1,059           1,928          2,144
Building repairs and maintenance . . . . . . . . . .           1,552          1,490           2,844          2,745
Landscaping and grounds maintenance. . . . . . . . .             665            648           1,259          1,090
Real estate taxes. . . . . . . . . . . . . . . . . .           3,508          3,274           6,928          6,454
Insurance. . . . . . . . . . . . . . . . . . . . . .             221            251             421            472
Other operating expenses . . . . . . . . . . . . . .             365            387             630            731
Property management fees . . . . . . . . . . . . . .             727            667           1,434          1,305
Interest, net of capitalized . . . . . . . . . . . .           5,625          4,800          10,941          9,738
Amortization of deferred costs . . . . . . . . . . .              97            118             208            248
Depreciation of real property. . . . . . . . . . . .           3,284          3,277           6,813          6,447
Depreciation of personal property. . . . . . . . . .           1,110          1,211           2,371          2,332
General and administrative . . . . . . . . . . . . .             948          1,112           1,994          1,966
                                                            --------       --------        --------       --------
        Total expenses . . . . . . . . . . . . . . .          22,359         21,619          44,384         42,022
                                                            --------       --------        --------       --------




                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                          STATEMENT OF OPERATIONS - CONTINUED
                                Unaudited - Dollars in thousands except per share data


                                                             THREE MONTHS ENDED              SIX MONTHS ENDED
                                                                  JUNE 30                         JUNE 30
                                                         --------------------------     --------------------------
                                                             1999           1998            1999           1998
                                                         -----------     ----------     -----------     ----------

Non-recurring item - gain on sale of
  properties and rate caps . . . . . . . . . . . . .             281          --                281          --
                                                            --------       --------        --------       --------
Income before taxes, minority interest
  and extraordinary item . . . . . . . . . . . . . .          10,602          7,690          19,030         13,949

Minority interest. . . . . . . . . . . . . . . . . .           1,513          1,109           2,661          2,042
                                                            --------       --------        --------       --------
Income before and extraordinary items. . . . . . . .           9,089          6,581          16,369         11,907
Extraordinary items net of minority interest . . . .           --             --              --             --
                                                            --------       --------        --------       --------
Net income . . . . . . . . . . . . . . . . . . . . .        $  9,089          6,581          16,369         11,907

Net income allocable to preferred shares . . . . . .           1,789            958           3,662          1,562
                                                            --------       --------        --------       --------
Net income allocable to common shares. . . . . . . .        $  7,300          5,623          12,707         10,345
                                                            ========       ========        ========       ========
INCOME PER COMMON SHARE:
-----------------------
Before extraordinary items . . . . . . . . . . . . .        $   0.43           0.34            0.75           0.62
Extraordinary item . . . . . . . . . . . . . . . . .        $   0.00           0.00            0.00           0.00
Income per common share. . . . . . . . . . . . . . .        $   0.43           0.34            0.75           0.62
                                                            ========       ========        ========       ========
FUNDS FROM OPERATIONS
---------------------
Income before taxes, minority interest and
  extraordinary item . . . . . . . . . . . . . . . .        $ 10,602          7,690          19,030         13,949
                                                            --------       --------        --------       --------
Depreciation of real property. . . . . . . . . . . .           3,284          3,277           6,813          6,447
Depreciation of personal property. . . . . . . . . .           1,110          1,211           2,371          2,332
Non-recurring items - gain on sale of properties
  and rate caps. . . . . . . . . . . . . . . . . . .            (281)         --               (281)         --
Share of Co-investments depreciation . . . . . . . .           1,219            856           2,376          1,666
Share of Service Company amortization of
  goodwill & gain on land sale . . . . . . . . . . .             107             96             207            200
                                                            --------       --------        --------       --------
Funds from operations (FFO). . . . . . . . . . . . .        $ 16,041         13,130          30,516         24,594
FFO per share. . . . . . . . . . . . . . . . . . . .        $   0.65           0.59            1.24           1.13
                                                            ========       ========        ========       ========




                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                          STATEMENT OF OPERATIONS - CONTINUED
                                Unaudited - Dollars in thousands except per share data



                                                             THREE MONTHS ENDED              SIX MONTHS ENDED
                                                                  JUNE 30                         JUNE 30
                                                         --------------------------     --------------------------
                                                             1999           1998            1999           1998
                                                         -----------     ----------     -----------     ----------

Capital expenditures paid from FFO . . . . . . . . .          (1,338)        (1,062)         (2,306)        (1,854)
Other - Share Co-investments Cap exp . . . . . . . .            (127)          (103)           (216)          (147)
                                                            --------       --------        --------       --------
Funds available for distribution (FAD) . . . . . . .        $ 14,576         11,965          27,994         22,593
FAD per share. . . . . . . . . . . . . . . . . . . .        $   0.59           0.54            1.14           1.04
                                                            --------       --------        --------       --------
Dividends per share. . . . . . . . . . . . . . . . .        $   0.45           0.44            0.90           0.88
                                                            ========       ========        ========       ========
Dividends as a % of FFO. . . . . . . . . . . . . . .           68.9%          74.1%           72.3%          77.9%
Dividends as a % of FAD. . . . . . . . . . . . . . .           75.8%          81.3%           78.8%          84.65
                                                            ========       ========        ========       ========




























                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                               CONDENSED BALANCE SHEETS
                                Unaudited - Dollars in thousands except per share data



                                                                               JUN. 30,        DEC. 31,
                                                                                1999             1998
                                                                              --------         --------
ASSETS
------
Rental apartments
  Land . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 87,278           91,459
  Depreciable property . . . . . . . . . . . . . . . . . . . . . . . .         557,648          586,507
                                                                              --------         --------
                                                                               644,926          677,966
  Less accumulated depreciation. . . . . . . . . . . . . . . . . . . .         (76,862)         (78,143)
                                                                              --------         --------
                                                                               568,064          599,823

Rental apartments held for sale, net of accumulated depreciation . . .          41,312            --

Properties under development . . . . . . . . . . . . . . . . . . . . .          42,152           61,798
Investments in partnerships. . . . . . . . . . . . . . . . . . . . . .          85,327           72,150
Cash and cash equivalents. . . . . . . . . . . . . . . . . . . . . . .             783            4,546
Security deposits. . . . . . . . . . . . . . . . . . . . . . . . . . .           1,818            1,684
Deferred costs, net. . . . . . . . . . . . . . . . . . . . . . . . . .           2,826            2,942
Notes receivable and advances to Service Companies . . . . . . . . . .          34,983           31,277
Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          18,567           11,372
                                                                              --------         --------
        Total assets . . . . . . . . . . . . . . . . . . . . . . . . .        $795,832         $785,592
                                                                              ========         ========
LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $382,320          367,370
Accrued interest payable . . . . . . . . . . . . . . . . . . . . . . .           2,325            2,170
Accrued real estate taxes. . . . . . . . . . . . . . . . . . . . . . .           8,321           10,141
Construction costs payable . . . . . . . . . . . . . . . . . . . . . .             566            1,967
Security deposits and prepaid rents. . . . . . . . . . . . . . . . . .           3,318            3,420
Other liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . .           2,846            3,096
                                                                              --------         --------
        Total liabilities. . . . . . . . . . . . . . . . . . . . . . .        $399,696          388,164
                                                                              --------         --------





                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                         CONDENSED BALANCE SHEETS - CONTINUED
                                Unaudited - Dollars in thousands except per share data



                                                                              JUN. 30,         DEC. 31,
                                                                                1999             1998
                                                                              --------         --------

Minority interest. . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 54,418           54,574
                                                                              --------         --------
Shareholders' equity
  Preferred shares, $.01 par value . . . . . . . . . . . . . . . . . .              40               42
  Shares of beneficial interest, $.01 par value. . . . . . . . . . . .             169              167
  Additional paid-in capital . . . . . . . . . . . . . . . . . . . . .         421,643          420,303
  Employees and trustees notes . . . . . . . . . . . . . . . . . . . .         (10,684)         (10,668)
  Retained earnings. . . . . . . . . . . . . . . . . . . . . . . . . .          64,966           48,597
  Dividends paid . . . . . . . . . . . . . . . . . . . . . . . . . . .        (134,416)        (115,587)
                                                                              --------         --------
        Total shareholders' equity . . . . . . . . . . . . . . . . . .         341,718          342,854
                                                                              --------         --------
        Total liabilities and shareholders' equity . . . . . . . . . .        $795,832         $785,592
                                                                              ========         ========


























                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                       Selected Quarterly Financial Information
                                                     June 30, 1999
                                     (dollars in thousands except for share data)

                                                                       Quarter Ending
                                        ---------------------------------------------------------------------------
                                         Jun 30,      Mar 31        Dec 31       Sep 30        Jun 30       Mar 31
                                          1999         1998          1998         1998          1998         1998
                                        --------     --------      --------     --------      --------     --------
Debt                                  $  382,320      380,475       367,370      336,190       337,108      361,305
Debt including share of
  co-investment debt                  $  458,682      454,348       439,172      402,972       400,485      422,393

Total Shares and Units
  Outstanding (1)                      24,524,849   24,464,805    24,445,827   24,130,128    23,085,101   22,028,680
Value per Common Share
  - end of quarter                    $   22.375       20.625         22.25      21.3125       21.4375      22.9375

Total Equity (Market Value) -
  end of quarter                      $  548,743      504,587       543,920      514,273       494,887      505,283

Market Capitalization                 $  931,063      885,062       911,290      850,463       831,995      866,588
Market Capitalization
  including share
  of Co-investment debt               $1,007,425      958,935       983,092      917,245       895,372      927,676
Market Capitalization
  including Co-investment
  at cost                             $1,554,018    1,431,730     1,455,887    1,313,940     1,279,707    1,252,510
                                      ==========   ==========    ==========   ==========    ==========   ==========

Total Revenues (2)                    $   32,680       30,453        31,227       30,155        29,309       26,662
EBITDA (3)                            $   21,763       19,902        20,167       19,213        18,048       16,532

FFO                                   $   16,041       14,475        14,796       13,842        13,130       11,464
FAD                                   $   14,576       13,418        13,772       12,546        11,965       10,628

Dividends Paid                        $   11,011       11,004        10,323        9,719         9,356        9,224

Debt service (net of
  capitalized interest)               $    6,280        5,995         5,924        5,932         5,441        5,571
Interest Expense                      $    5,625        5,316         5,270        5,255         4,800        4,938

G & A Expense                         $      948        1,046         1,190          837         1,112          854

Total Shares and Units
  Outstanding - Wtd. Avg.             24,467,931   24,455,709    24,355,803   23,097,922    22,050,967   21,238,186
                                      ==========   ==========    ==========   ==========    ==========   ==========




                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                 Selected Quarterly Financial Information - CONTINUED

                                                     June 30, 1999
                                     (dollars in thousands except for share data)


                                                                       Quarter Ending
                                        ---------------------------------------------------------------------------
                                         Jun 30,      Mar 31        Dec 31       Sep 30        Jun 30       Mar 31
                                          1999         1998          1998         1998          1998         1998
                                        --------     --------      --------     --------      --------     --------

Interest Coverage Ratio                     3.87         3.74          3.83         3.66          3.76         3.35

Debt as % of Total Market
  Capitalization                          41.06%       42.99%        40.31%       39.53%        40.52%       41.69%
Debt (incl. Share of Co-investment
  debt) as % of Total Market Cap          45.53%       47.38%        44.67%       43.93%        44.73%       45.53%

EBITDA as % of Total Market
  Capitalization                           9.35%        8.99%         8.85%        9.04%         8.68%        7.63%
FFO as % of Total Market Equity           11.69%       11.47%        10.88%       10.77%        10.61%        9.08%

G&A as % of Total Market
  Capitalization                           0.41%        0.47%         0.52%        0.39%         0.53%        0.39%
G&A as % of Total Revenues                 2.90%        3.43%         3.81%        2.78%         3.79%        3.20%

Dividends as % of FFO (4)                  68.9%        76.1%         74.2%        73.6%         74.1%        81.9%
Dividends as % of FAD (4)                  75.8%        82.2%         79.7%        81.2%         81.3%        88.3%
                                      ==========   ==========    ==========   ==========    ==========   ==========
Apartment Units - In Operation
  Wholly Owned                            13,032       13,032        12,792       12,250        12,250       11,938
  Co-investments                           7,583        7,007         6,767        6,123         6,123        5,851
                                      ----------   ----------    ----------   ----------    ----------   ----------
                                          20,615       20,039        19,559       18,373        18,373       17,789
                                      ----------   ----------    ----------   ----------    ----------   ----------
Apartment Units - Under Development
  Wholly Owned                               416        1,246         1,486        2,352         2,100        2,488
  Co-investments                           4,306        3,136         3,376        2,464         2,224        1,456
                                      ----------   ----------    ----------   ----------    ----------   ----------
                                           4,722        4,382         4,862        4,816         4,324        3,944
                                      ----------   ----------    ----------   ----------    ----------   ----------
          Total Units                     25,337       24,421        24,421       23,189        22,697       21,733
                                      ==========   ==========    ==========   ==========    ==========   ==========

    (1)  At June 30, 1999, includes 3,975,000 preferred shares convertible to common shares.
    (2)  Excluding non-recurring gain of $281 and $3,621 in 1999 and 1998, respectively.
    (3)  Includes other income, net of G & A expenses.
    (4)  Based on per share amounts.

                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                            PORTFOLIO INDEBTEDNESS SUMMARY
                                                     June 30, 1999
                                                (Dollars in thousands)
                                                                                            Weighted
                                                                                              Avg.
                                                          Percent of                        Interest       Years to
Type of Indebtedness                      Balance           Total           Interest          Rate         Maturity
--------------------                     --------        -----------       ----------      ---------      ----------
Conventional Fixed Rate                  $176,320              46.1%            Fixed          7.63%           7.5
Tax-exempt Variable Rate (1)               50,250              13.2%         Variable          5.06%           3.3
Credit Facilities (2)                     150,000              39.2%         Variable          6.23%           2.0
Service Companies                           5,750               1.5%            Fixed          9.22%           3.1
                                         --------             ------                           -----           ---
Total                                    $382,320             100.0%                           6.77%           4.7
                                         ========             ======                           =====           ===

                                                                                            Weighted
                                Balance including                                             Avg.
                                  share of Co-            Percent of                        Interest       Years to
Type of Indebtedness           investment debt(3)           Total           Interest          Rate         Maturity
--------------------            -----------------        -----------       ----------      ---------      ----------

Conventional Fixed Rate                  $252,682              55.1%            Fixed          7.67%           7.2
Tax-exempt Variable Rate (1)               50,250              11.0%         Variable          5.06%           3.3
Credit Facilities (2)                     150,000              32.6%         Variable          6.23%           2.0
Service Companies                           5,750               1.3%            Fixed          9.22%           3.1
                                         --------             ------                           -----           ---
Total                                    $458,682             100.0%                           6.93%           5.0
                                         ========             ======                           =====           ===


(1)  Maturity Date shown is expiration date of Credit Enhancement.  Bonds mature in 2024.
(2)  $50,000 has been swapped to a fixed rate ($20,000 maturing in November 2002 and $30,000 maturing in February
2003).  Effective interest rate includes swap costs.
(3)  Co-Investment debt represents Amli Residential's pro rata share of debt.  Interest rate and maturity reflect average numbers based on Amli's pro rata share.






                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                                    DEBT MATURITIES
                                                     JUNE 30, 1999
                                           Unaudited - dollars in thousands

                                                                                       There-                  % to
                             1999        2000        2001       2002        2003       after      Total       Total
                           --------    --------    --------   --------    --------   --------    --------    -------
Fixed Rate Mortgages       $  1,366       3,034       3,281      3,534      65,785     99,320     176,320      46.1%
Tax Exempt Bonds*                                               50,250                             50,250      13.2%
Wachovia/First Chicago
 Line of Credit                                     150,000                                       150,000      39.2%
Other                           750                                          5,000                  5,750       1.5%
                           --------    --------    --------   --------    --------   --------    --------    -------
Total Loans                $  2,116       3,034     153,281     53,784      70,785     99,320     382,320     100.0%
                           ========    ========    ========   ========    ========   ========    ========    =======
  Percent to Total             0.6%        0.8%       40.1%      14.1%       18.5%      25.9%      100.0%      83.4%
                           ========    ========    ========   ========    ========   ========    ========    =======

SHARE OF CO-INVESTMENT DEBT

Prudential Ins. -
  Park Place (25%)            3,026           0           0          0           0          0       3,026       4.0%
Nationwide Life Ins. -
  Greenwood Forest (15%)          9          19          20      1,678           0          0       1,726       2.3%
Lincoln National Ins. -
  Champions Park (15%)           10          22          24      1,260           0          0       1,316       1.7%
Prudential Ins. -
  Champions Centre (15%)          6          11          12        954           0          0         983       1.3%
Allstate Life Ins. -
  Windbrooke (15%)               10          18          20      1,657           0          0       1,705       2.2%
CIGNA -
  Chevy Chase (33%)              90         189         202        216       8,770          0       9,467      12.4%
Northwestern Mutual Life Ins. -
  Willowbrook (40%)              76         162         175        189       8,910          0       9,512      12.5%
Phoenix Mutual -
  Willeo Creek (30%)             27          57          61         65       2,687          0       2,897       3.8%
Northwestern Mutual Life Ins. -
  Pleasant Hill (40%)            40          88          96        106         116      5,586       6,032       7.9%
Northwestern Mutual Life Ins. -
  Barrett Lakes (35%)            35          77          84         91          99      5,417       5,803       7.6%




                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                              DEBT MATURITIES - CONTINUED


                                                                                       There-                  % to
                             1999        2000        2001       2002        2003       after      Total       Total
                           --------    --------    --------   --------    --------   --------    --------    -------
Erie Insurance -
  River Park (40%)               20          50          54         59          63      3,325       3,571       4.7%
Prudential Ins. -
  Amli at Danada (10%)           12          25          27         29          31      2,320       2,444       3.2%
Phoenix Home Life -
  Amli at Verandah (35%)         41          88          94        102         110      5,481       5,916       7.7%
Northwestern Mutual Life
  Ins. - Northwinds (35%)         0          15          95        103         112      9,084       9,409      12.3%
Northwestern Mutual Life
  Ins. - Regents Crest (25%)     33          70          76         82       3,709          0       3,970       5.2%
Northwestern Mutual Life
  Ins. - Parkway (25%)           21          45          49         52          56      2,459       2,682       3.5%
Jackson National Life
  Ins. - Timberglen (40%)        20          42          45         49          52      2,463       2,671       3.5%
Amli Residential - Deerfield
  (25%)                       2,244           0           0          0           0          0       2,244       2.9%
AMI Capital, Inc. -
  Lost Mountain (55%)             0           2          28         30          32        773         865       1.1%
Central Bank, Trustee -
  Prairie Court (1%)             73           0           0          0           0          0          73       0.1%
Erie Insurance -
  Towne Creek (1%)               50           0           0          0           0          0          50       0.1%
                           --------    --------    --------   --------    --------   --------    --------    -------
Total Share of
 Co-Investment Loans       $  5,843         980       1,162      6,722      24,747     36,908      76,362     100.0%
                           ========    ========    ========   ========    ========   ========    ========    =======
  Percent to Total             7.7%        1.3%        1.5%       8.8%       32.4%      48.3%      100.0%      16.6%
                           ========    ========    ========   ========    ========   ========    ========    =======
Total Including Share
 of Co-Investment Debt     $  7,959       4,014     154,443     60,506      95,532    136,228     458,682     100.0%
                           ========    ========    ========   ========    ========   ========    ========    =======
Percent to Total               1.7%        0.9%       33.7%      13.2%       20.8%      29.7%      100.0%     100.0%
                           ========    ========    ========   ========    ========   ========    ========    =======


     *  The Spring Creek Bonds mature in October 2024, but the credit enhancement expires on October 15, 2002.
     *  The Poplar Creek Bonds mature in February 2024, but credit enhancement expires December 18, 2002.






               AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
                       THREE MONTHS ENDED JUNE 30, 1999 VERSUS THREE MONTHS ENDED JUNE 30, 1998

(Excludes all properties acquired or stabilized after 1/1/98, Reflections and Timberglen)

                                              4/1/99-6/30/99                                4/1/98-6/30/98
                       No. of        ---------------------------------      %       --------------------------------
                        Apts.       Amount/%    Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                      --------      --------    --------    ----------   ------    ----------    --------  ---------
WEIGHTED AVG.
OCCUPANCY
-------------
  Dallas                 4,320         93.6%                              -1.4%         94.9%
  Atlanta                2,572         92.9%                              -1.0%         93.8%
  Austin                 1,289         94.8%                              -0.9%         95.7%
  Indianapolis           1,296         91.0%                              -2.6%         93.4%
  Kansas                 1,252         94.2%                               2.2%         92.2%
  Chicago                  449         93.7%                              -2.1%         95.7%
                        ------         -----                              -----         -----
     Weighted Average                  93.3%                              -1.0%         94.3%
                                       =====                              =====         =====
       Total            11,178
                        ======
WEIGHTED AVG.
RENTAL RATE
-------------
  Dallas                                            $714                   1.3%                      $705
  Atlanta                                           $765                   3.3%                      $740
  Austin                                            $718                   3.6%                      $693
  Indianapolis                                      $636                   2.2%                      $622
  Kansas                                            $708                   0.4%                      $705
  Chicago                                           $979                   4.6%                      $936
                                                    ----                   ----                      ----
     Weighted Average                               $727                   2.2%                      $711
                                                    ====                   ====                      ====
TOTAL PROPERTY          No. of
REVENUES                 Apts.                          Per Month                                     Per Month
---------------         ------                         ----------                                    ----------
Dallas                   4,320   $ 9,153,346      $  706        $ 0.82     1.2%   $ 9,045,210      $  698     $ 0.81
Atlanta                  2,572   $ 5,802,733      $  752        $ 0.81     3.1%   $ 5,628,051      $  729     $ 0.78
Austin                   1,289   $ 2,789,047      $  721        $ 0.93     3.3%   $ 2,698,669      $  698     $ 0.90
Indianapolis             1,296   $ 2,403,391      $  618        $ 0.70     1.1%   $ 2,378,289      $  612     $ 0.69
Kansas                   1,252   $ 2,669,032      $  711        $ 0.79     3.1%   $ 2,589,346      $  689     $ 0.76
Chicago                    449   $ 1,380,865      $1,025        $ 1.17     4.7%   $ 1,319,298      $  979     $ 1.11
                                 -----------      ------        ------    -----   -----------      ------     ------
    Total               ------   $24,198,415      $  722        $ 0.82     2.3%   $23,658,863      $  706     $ 0.80
                        11,178   ===========      ======         =====    =====   ===========      ======     ======
                        ======




         AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED
(Excludes all properties acquired or stabilized after 1/1/98, Reflections and Timberglen)

                                              4/1/99-6/30/99                                4/1/98-6/30/98
                                     ---------------------------------      %       --------------------------------
                                    Amount/%    Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                                    --------    --------    ----------   ------    ----------    --------  ---------
PROPERTY OPERATING EXPENSES                           (ANNUALIZED)                                  (ANNUALIZED)
---------------------------                           ------------                                  ------------
  Dallas                        $  3,855,014      $3,569         $4.13     2.6%    $3,758,935      $3,480      $4.03
  Atlanta                       $  2,003,941      $3,117         $3.34    -1.0%    $2,024,575      $3,149      $3.37
  Austin                        $  1,181,978      $3,668         $4.73     6.9%    $1,105,318      $3,430      $4.42
  Indianapolis                  $    954,483      $2,946         $3.33     0.9%    $  945,792      $2,919      $3.30
  Kansas                        $    915,739      $2,926         $3.23   -12.9%    $1,050,868      $3,357      $3.71
  Chicago                       $    707,576      $6,304         $7.17     1.7%    $  695,939      $6,200      $7.05
                                ------------      ------         -----    -----    ----------      ------      -----
    Total                       $  9,618,732      $3,442         $3.92     0.4%    $9,581,428      $3,429      $3.91
                                ============      ======         =====    =====    ==========      ======      =====
Operating Efficiency                   39.7%                                            40.5%
                                ============                                       ==========

                                                       PER MONTH                                       PER MONTH
                                                       ---------                                      ----------
NOI            1999%   1998%
---            -----   -----
 Dallas        57.9%   58.4%    $  5,298,333        $409         $0.47     0.2%   $ 5,286,274        $408      $0.47
 Atlanta       65.5%   64.0%    $  3,798,793        $492         $0.53     5.4%   $ 3,603,476        $467      $0.50
 Austin        57.6%   59.0%    $  1,607,069        $416         $0.54     0.9%   $ 1,593,351        $412      $0.53
 Indianapolis  60.3%   60.2%    $  1,448,907        $373         $0.42     1.1%   $ 1,432,497        $368      $0.42
 Kansas        65.7%   59.4%    $  1,753,293        $467         $0.52    14.0%   $ 1,538,479        $410      $0.45
 Chicago       48.8%   47.2%    $    673,290        $500         $0.57     8.0%   $   623,359        $463      $0.53
               -----   -----    ------------        ----         -----    -----   -----------        ----      -----
    Total      60.3%   59.5%    $ 14,579,684        $435         $0.50     3.6%   $14,077,435        $420      $0.48
               =====   =====    ============        ====         =====    =====   ===========        ====      =====
Operating Margin                       60.3%                                            59.5%
                                ============                                      ===========
CAPITAL EXPENDITURES                                  (ANNUALIZED)                                  (ANNUALIZED)
--------------------                                  ------------                                  ------------
  Dallas                        $    447,032      $  414         $0.48    20.3%    $  371,696        $344      $0.40
  Atlanta                       $    154,433      $  240         $0.26   -30.9%    $  223,346        $347      $0.37
  Austin                        $    523,871      $1,626         $2.10   238.2%    $  154,884        $481      $0.62
  Indianapolis                  $     22,493      $   69         $0.08   -72.2%    $   80,953        $250      $0.28
  Kansas                        $     91,497      $  292         $0.32   -29.2%    $  129,199        $413      $0.46
  Chicago                       $     50,702      $  452         $0.48    43.2%    $   35,408        $315      $0.36
                                ------------      ------         -----   ------    ----------        ----      -----
    Total                       $  1,290,028      $  462         $0.53    29.6%    $  995,486        $356      $0.41
                                ============      ======         =====   ======    ==========        ====      =====

         AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED
(Excludes all properties acquired or stabilized after 1/1/98, Reflections and Timberglen)
                                              4/1/99-6/30/99                                4/1/98-6/30/98
                                     ---------------------------------      %       --------------------------------
                                    Amount/%    Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                                    --------    --------    ----------   ------    ----------    --------  ---------
REPAIRS AND MAINTENANCE                               (ANNUALIZED)                                   (ANNUALIZED)
-----------------------                               ------------                                   ------------
  Dallas                        $    511,277      $  473         $0.55     6.3%    $  480,861      $  445      $0.51
  Atlanta                       $    338,859      $  527         $0.56    19.7%    $  283,077      $  440      $0.47
  Austin                        $    176,450      $  548         $0.71    39.0%    $  126,975      $  394      $0.51
  Indianapolis                  $    138,477      $  427         $0.48    -2.1%    $  141,474      $  437      $0.49
  Kansas                        $    108,036      $  345         $0.38   -19.5%    $  134,198      $  429      $0.47
  Chicago                       $    118,971      $1,060         $1.21     6.2%    $  111,982      $  998      $1.13
                                ------------      ------         -----   ------    ----------      ------      -----
    Total                       $  1,392,070      $  498         $0.57     8.9%    $1,278,567      $  458      $0.52
                                ============      ======         =====   ======    ==========      ======      =====

REAL ESTATE TAXES                                     (ANNUALIZED)                                   (ANNUALIZED)
-----------------                                     ------------                                   ------------
  Dallas                        $  1,398,711      $1,295         $1.50     3.8%    $1,346,936      $1,247      $1.44
  Atlanta                       $    427,446      $  665         $0.71    -4.6%    $  447,867      $  697      $0.75
  Austin                        $    421,006      $1,306         $1.68     8.6%    $  387,674      $1,203      $1.55
  Indianapolis                  $    228,506      $  705         $0.80     0.9%    $  226,497      $  699      $0.79
  Kansas                        $    250,122      $  799         $0.88    -5.1%    $  263,448      $  842      $0.93
  Chicago                       $    279,501      $2,490         $2.83     1.5%    $  275,364      $2,453      $2.79
                                ------------      ------         -----    -----    ----------      ------      -----
    Total                       $  3,005,291      $1,075         $1.23     2.0%    $2,947,786      $1,055      $1.20
                                ============      ======         =====    =====    ==========      ======      =====



















               AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
                         SIX MONTHS ENDED JUNE 30, 1999 VERSUS SIX MONTHS ENDED JUNE 30, 1998

(Excludes all properties acquired or stabilized after 1/1/98, Reflections and Timberglen)

                                              1/1/99-6/30/99                                1/1/98-6/30/98
                       No. of        ---------------------------------      %       --------------------------------
                        Apts.       Amount/%    Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                      --------      --------    --------    ----------   ------    ----------    --------  ---------
WEIGHTED AVG.
OCCUPANCY
-------------
  Dallas                 4,320         92.9%                              -1.6%         94.5%
  Atlanta                2,572         92.9%                              -0.9%         93.8%
  Austin                 1,289         93.8%                              -0.4%         94.2%
  Indianapolis           1,296         89.9%                              -2.4%         92.1%
  Kansas                 1,252         94.2%                               2.3%         92.1%
  Chicago                  449         93.8%                              -2.0%         95.7%
                        ------         -----                              -----         -----
     Weighted Average                  92.9%                              -1.0%         93.8%
                                       =====                              =====         =====
       Total            11,178
                        ======
WEIGHTED AVG.
RENTAL RATE
-------------
  Dallas                                            $714                   1.6%                      $703
  Atlanta                                           $765                   4.1%                      $735
  Austin                                            $714                   3.4%                      $690
  Indianapolis                                      $641                   3.6%                      $619
  Kansas                                            $709                   1.7%                      $698
  Chicago                                           $967                   2.2%                      $947
                                                    ----                   ----                      ----
     Weighted Average                               $727                   2.6%                      $708
                                                    ====                   ====                      ====
TOTAL PROPERTY          No. of
REVENUES                 Apts.                          Per Month                                     Per Month
---------------         ------                         ----------                                    ----------
Dallas                   4,320   $18,114,625      $  699        $ 0.81     0.7%   $17,989,639      $  694     $ 0.80
Atlanta                  2,572   $11,535,757      $  748        $ 0.80     3.6%   $11,132,721      $  721     $ 0.77
Austin                   1,289   $ 5,514,262      $  713        $ 0.92     4.4%   $ 5,281,309      $  683     $ 0.88
Indianapolis             1,296   $ 4,761,678      $  612        $ 0.69     1.7%   $ 4,679,911      $  602     $ 0.68
Kansas                   1,252   $ 5,334,579      $  710        $ 0.78     4.7%   $ 5,095,409      $  678     $ 0.75
Chicago                    449   $ 2,712,203      $1,007        $ 1.14     2.1%   $ 2,655,763      $  986     $ 1.12
                                 -----------      ------        ------    -----   -----------      ------     ------
    Total               ------   $47,973,103      $  715        $ 0.81     2.4%   $46,834,752      $  698     $ 0.80
                        11,178   ===========      ======         =====    =====   ===========      ======     ======
                        ======




         AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED
(Excludes all properties acquired or stabilized after 1/1/98, Reflections and Timberglen)

                                              1/1/99-6/30/99                                1/1/98-6/30/98
                                     ---------------------------------      %       --------------------------------
                                    Amount/%    Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                                    --------    --------    ----------   ------    ----------    --------  ---------
PROPERTY OPERATING EXPENSES                           (ANNUALIZED)                                  (ANNUALIZED)
---------------------------                           ------------                                  ------------
  Dallas                        $  7,571,611      $3,510         $4.06     2.0%   $ 7,420,486      $3,435      $3.97
  Atlanta                       $  3,923,968      $3,051         $3.27    -1.3%   $ 3,977,160      $3,093      $3.31
  Austin                        $  2,246,241      $3,485         $4.49    -0.1%   $ 2,247,632      $3,487      $4.49
  Indianapolis                  $  1,851,111      $2,857         $3.23     6.4%   $ 1,740,282      $2,686      $3.04
  Kansas                        $  1,801,243      $2,877         $3.18    -6.0%   $ 1,916,738      $3,062      $3.38
  Chicago                       $  1,389,029      $6,187         $7.04     0.5%   $ 1,382,199      $6,157      $7.00
                                ------------      ------         -----    -----   -----------      ------      -----
    Total                       $ 18,783,203      $3,363         $3.83     0.5%   $18,684,497      $3,343      $3.81
                                ============      ======         =====    =====   ===========      ======      =====
Operating Efficiency                   39.2%                                            39.9%
                                ============                                       ==========

                                                       PER MONTH                                       PER MONTH
                                                       ---------                                      ----------
NOI            1999%   1998%
---            -----   -----
 Dallas        58.2%   58.8%    $ 10,543,014        $406         $0.47    -0.2%   $10,569,153        $408      $0.47
 Atlanta       66.0%   64.3%    $  7,611,789        $493         $0.53     6.4%   $ 7,155,561        $464      $0.50
 Austin        59.3%   57.4%    $  3,268,022        $423         $0.54     7.7%   $ 3,033,677        $392      $0.51
 Indianapolis  61.1%   62.8%    $  2,910,567        $374         $0.42    -1.0%   $ 2,939,629        $378      $0.43
 Kansas        66.2%   62.4%    $  3,533,335        $470         $0.52    11.2%   $ 3,178,671        $423      $0.47
 Chicago       48.8%   48.0%    $  1,323,174        $491         $0.56     3.9%   $ 1,273,564        $473      $0.54
               -----   -----    ------------        ----         -----    -----   -----------        ----      -----
    Total      60.8%   60.1%    $ 29,189,901        $435         $0.50     3.7%   $28,150,255        $420      $0.48
               =====   =====    ============        ====         =====    =====   ===========        ====      =====
Operating Margin                       60.8%                                            60.1%
                                ============                                      ===========
CAPITAL EXPENDITURES                                  (ANNUALIZED)                                  (ANNUALIZED)
--------------------                                  ------------                                  ------------
  Dallas                        $    746,009      $  345         $0.40    -0.6%    $  750,781        $348      $0.40
  Atlanta                       $    266,814      $  207         $0.22   -32.4%    $  394,972        $307      $0.33
  Austin                        $    822,480      $1,276         $1.64   285.1%    $  213,561        $331      $0.43
  Indianapolis                  $     83,867      $  129         $0.15   -25.7%    $  112,851        $174      $0.20
  Kansas                        $    168,330      $  269         $0.30   -15.8%    $  199,822        $319      $0.35
  Chicago                       $    135,573      $  604         $0.69   104.1%    $   66,439        $296      $0.34
                                ------------      ------         -----   ------    ----------        ----      -----
    Total                       $  2,223,072      $  398         $0.45    27.9%    $1,738,426        $311      $0.35
                                ============      ======         =====   ======    ==========        ====      =====

         AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED
(Excludes all properties acquired or stabilized after 1/1/98, Reflections and Timberglen)
                                              1/1/99-6/30/99                                1/1/98-6/30/98
                                     ---------------------------------      %       --------------------------------
                                    Amount/%    Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                                    --------    --------    ----------   ------    ----------    --------  ---------
REPAIRS AND MAINTENANCE                               (ANNUALIZED)                                   (ANNUALIZED)
-----------------------                               ------------                                   ------------
  Dallas                        $    907,446      $  422         $0.49     2.2%    $  887,810      $  411      $0.48
  Atlanta                       $    595,826      $  463         $0.50     7.6%    $  553,586      $  430      $0.46
  Austin                        $    292,126      $  453         $0.58    13.8%    $  256,756      $  398      $0.51
  Indianapolis                  $    300,621      $  464         $0.52    13.0%    $  265,968      $  410      $0.46
  Kansas                        $    214,311      $  342         $0.38   -11.2%    $  241,447      $  386      $0.43
  Chicago                       $    223,143      $  994         $1.13     1.7%    $  219,357      $  977      $1.11
                                ------------      ------         -----   ------    ----------      ------      -----
    Total                       $  2,533,472      $  454         $0.52     4.5%    $2,424,924      $  434      $0.49
                                ============      ======         =====   ======    ==========      ======      =====

REAL ESTATE TAXES                                     (ANNUALIZED)                                   (ANNUALIZED)
-----------------                                     ------------                                   ------------
  Dallas                        $  2,797,427      $1,295         $1.50     4.0%    $2,689,057      $1,245      $1.44
  Atlanta                       $    883,284      $  687         $0.74    -1.4%    $  895,734      $  697      $0.75
  Austin                        $    762,441      $1,183         $1.52    -2.4%    $  781,139      $1,212      $1.56
  Indianapolis                  $    447,517      $  691         $0.78     9.0%    $  410,674      $  634      $0.72
  Kansas                        $    500,244      $  799         $0.88    -5.1%    $  526,896      $  842      $0.93
  Chicago                       $    559,002      $2,490         $2.83     1.5%    $  550,728      $2,453      $2.79
                                ------------      ------         -----    -----    ----------      ------      -----
    Total                       $  5,949,914      $1,065         $1.21     1.6%    $5,854,228      $1,047      $1.19
                                ============      ======         =====     ====    ==========      ======      =====



















      AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                       THREE MONTHS ENDED JUNE 30, 1999 VERSUS THREE MONTHS ENDED JUNE 30, 1998

(Excludes all properties acquired or stabilized after 1/1/98)
                                              4/1/99-6/30/99                                4/1/98-6/30/98
                       No. of        ---------------------------------      %       --------------------------------
                        Apts.       Amount/%    Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                      --------      --------    --------    ----------   ------    ----------    --------  ---------
WEIGHTED AVG.
OCCUPANCY
-------------
  Dallas                 5,118         93.8%                              -1.2%         94.9%
  Atlanta                4,134         93.1%                              -1.0%         94.0%
  Austin                 1,877         95.0%                              -0.2%         95.2%
  Houston                  754         92.0%                              -4.1%         96.0%
  Indianapolis           1,296         91.0%                              -2.6%         93.4%
  Kansas                 1,620         94.3%                               2.2%         92.3%
  Chicago                2,490         95.4%                              -0.5%         95.9%
                        ------        ------                              -----         -----
    Weighted Average                   93.8%                              -0.9%         94.6%
    Total               17,289         =====                              =====         =====
                        ======
WEIGHTED AVG.
RENTAL RATE
-------------
  Dallas                                            $710                   1.2%                      $701
  Atlanta                                           $786                   2.9%                      $764
  Austin                                            $684                   3.9%                      $658
  Houston                                           $756                   0.8%                      $750
  Indianapolis                                      $636                   2.2%                      $622
  Kansas                                            $719                   1.3%                      $709
  Chicago                                           $987                   4.8%                      $942
                                                    ----                   ----                      ----
    Weighted Average                                $763                   2.6%                      $744
                                                    ====                   ====                      ====
TOTAL PROPERTY
REVENUES                                                PER MONTH                                       PER MONTH
---------------                                         ---------                                       ---------
  Dallas                         $10,260,445      $  704         $0.83     1.1%   $10,147,865        $696      $0.82
  Atlanta                        $ 9,652,358      $  778         $0.80     2.7%   $ 9,398,960        $758      $0.78
  Austin                         $ 3,877,332      $  689         $0.92     4.2%   $ 3,719,889        $661      $0.89
  Houston                        $ 1,677,196      $  741         $0.80    -2.5%   $ 1,720,970        $761      $0.82
  Indianapolis                   $ 2,403,391      $  618         $0.70     1.1%   $ 2,378,289        $612      $0.69
  Kansas                         $ 3,518,592      $  724         $0.79     4.8%   $ 3,358,804        $691      $0.76
  Chicago                        $ 7,648,183      $1,024         $1.19     6.1%   $ 7,209,321        $965      $1.13
                                 -----------      ------         -----    -----   -----------        ----      -----
    Total                        $39,037,496      $  764         $0.87     2.9%   $37,934,098        $743      $0.84
                                 ===========      ======         =====    =====   ===========        ====      =====




      AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                       THREE MONTHS ENDED JUNE 30, 1999 VERSUS THREE MONTHS ENDED JUNE 30, 1998

(Excludes all properties acquired, sold or stabilized after 1/1/98)

                                              4/1/99-6/30/99                                4/1/98-6/30/98
                                     ---------------------------------      %       --------------------------------
                                    Amount/%    Per Unit     Per Sq Ft   Change     Amount/%     Per Unit  Per Sq Ft
                                    --------    --------    ----------   ------    ----------    --------  ---------
PROPERTY OPERATING
EXPENSES                                              (ANNUALIZED)                                   (ANNUALIZED)
-------------------                                   ------------                                   -----------
  Dallas                        $  4,382,389      $3,608         $4.24     2.2%   $ 4,289,993      $3,532      $4.15
  Atlanta                       $  3,380,405      $3,271         $3.37    -1.2%   $ 3,419,875      $3,309      $3.41
  Austin                        $  1,648,805      $3,514         $4.72     2.1%   $ 1,614,484      $3,441      $4.62
  Houston                       $    723,374      $3,838         $4.15     6.9%   $   676,952      $3,591      $3.88
  Indianapolis                  $    954,483      $2,946         $3.33     0.9%   $   945,792      $2,919      $3.30
  Kansas                        $  1,223,712      $3,022         $3.31    -8.6%   $ 1,338,564      $3,305      $3.62
  Chicago                       $  2,978,336      $4,784         $5.58     3.7%   $ 2,873,189      $4,616      $5.39
                                ------------      ------         -----    -----   -----------      ------      -----
    Total                       $ 15,291,504      $3,592         $4.08     0.9%   $15,158,850      $3,561      $4.04
                                ============      ======         =====    =====   ===========      ======      =====
Operating Efficiency                   39.2%                                            40.0%
                                       =====                                            =====

                                                       PER MONTH                                       PER MONTH
                1999      1998                         ---------                                      ----------
NOI               %         %
---             -----    -----
 Dallas         57.3%    57.7%  $  5,878,056        $403         $0.47     0.3%   $ 5,857,871        $402      $0.47
 Atlanta        65.0%    63.6%  $  6,271,954        $506         $0.52     4.9%   $ 5,979,084        $482      $0.50
 Austin         57.5%    56.6%  $  2,228,527        $396         $0.53     5.8%   $ 2,105,405        $374      $0.50
 Houston        56.9%    60.7%  $    953,822        $422         $0.46    -8.6%   $ 1,044,018        $462      $0.50
 Indianapolis   60.3%    60.2%  $  1,448,907        $373         $0.42     1.1%   $ 1,432,497        $368      $0.42
 Kansas         65.2%    60.1%  $  2,294,880        $472         $0.52    13.6%   $ 2,020,240        $416      $0.46
 Chicago        61.1%    60.1%  $  4,669,846        $625         $0.73     7.7%   $ 4,336,132        $580      $0.68
                -----    -----  ------------        ----         -----    -----   -----------        ----      -----
    Total       60.8%    60.0%  $ 23,745,991        $465         $0.53     4.3%   $22,775,248        $446      $0.51
                =====    =====  ============        ====         =====    =====   ===========        ====      =====
Operating Margin                       60.8%                                            60.0%
                                       =====                                            =====




      AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                       THREE MONTHS ENDED JUNE 30, 1999 VERSUS THREE MONTHS ENDED JUNE 30, 1998

(Excludes all properties acquired, sold or stabilized after 1/1/98)

                                              4/1/99-6/30/99                                4/1/98-6/30/98
                                     ---------------------------------      %       --------------------------------
                                    Amount/%    Per Unit     Per Sq Ft   Change     Amount/%     Per Unit  Per Sq Ft
                                    --------    --------    ----------   ------    ----------    --------  ---------
CAPITAL EXPENDITURES                                  (ANNUALIZED)                                  (ANNUALIZED)
--------------------                                  -------------                                 ------------
  Dallas                        $    534,278      $  440         $0.52    33.0%    $  401,652        $331      $0.39
  Atlanta                       $    197,754      $  191         $0.20   -23.8%    $  259,665        $251      $0.26
  Austin                        $    554,938      $1,183         $1.59   134.0%    $  237,172        $505      $0.68
  Houston                       $     40,162      $  213         $0.23    22.9%    $   32,668        $173      $0.19
  Indianapolis                  $     22,493      $   69         $0.08   -72.2%    $   80,953        $250      $0.28
  Kansas                        $     96,423      $  238         $0.26   -28.8%    $  135,429        $334      $0.37
  Chicago                       $    251,475      $  404         $0.47    14.5%    $  219,689        $353      $0.41
                                ------------      ------         -----   ------    ----------        ----      -----
    Total                       $  1,697,523      $  399         $0.45    24.2%    $1,367,228        $321      $0.36
                                ============      ======         =====   ======    ==========        ====      =====

REPAIRS AND MAINTENANCE                               (ANNUALIZED)                                   (ANNUALIZED)
-----------------------                               ------------                                   ------------
  Dallas                        $    606,978      $  500         $0.59     7.1%    $  566,701      $  467      $0.55
  Atlanta                       $    514,285      $  498         $0.51    12.5%    $  457,006      $  442      $0.46
  Austin                        $    243,148      $  518         $0.70    13.1%    $  214,893      $  458      $0.61
  Houston                       $     48,281      $  256         $0.28    15.1%    $   41,959      $  223      $0.24
  Indianapolis                  $    138,477      $  427         $0.48    -2.1%    $  141,474      $  437      $0.49
  Kansas                        $    133,320      $  329         $0.36   -19.7%    $  166,007      $  410      $0.45
  Chicago                       $    434,999      $  699         $0.82     9.3%    $  397,818      $  639      $0.75
                                ------------      ------         -----    -----    ----------      ------      -----
    Total                       $  2,119,489      $  498         $0.57     6.7%    $1,985,858      $  466      $0.53
                                ============      ======         =====    =====    ==========      ======      =====

REAL ESTATE TAXES                                     (ANNUALIZED)                                  (ANNUALIZED)
-----------------                                     ------------                                  ------------
  Dallas                        $  1,575,912      $1,298         $1.53     4.1%    $1,514,102      $1,247      $1.47
  Atlanta                       $    731,863      $  708         $0.73    -8.0%    $  795,114      $  769      $0.79
  Austin                        $    542,797      $1,157         $1.55     1.4%    $  535,235      $1,141      $1.53
  Houston                       $    300,230      $1,593         $1.72    10.1%    $  272,580      $1,446      $1.56
  Indianapolis                  $    228,506      $  705         $0.80     0.9%    $  226,497      $  699      $0.79
  Kansas                        $    335,880      $  829         $0.91     2.2%    $  328,761      $  812      $0.89
  Chicago                       $  1,051,500      $1,689         $1.97     3.2%    $1,019,310      $1,637      $1.91
                                ------------      ------         -----    -----    ----------      ------      -----
    Total                       $  4,766,688      $1,120         $1.27     1.6%    $4,691,599      $1,102      $1.25
                                ============      ======         =====    =====    ==========      ======      =====


      AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                         SIX MONTHS ENDED JUNE 30, 1999 VERSUS SIX MONTHS ENDED JUNE 30, 1998

(Excludes all properties acquired or stabilized after 1/1/98)
                                              1/1/99-6/30/99                                1/1/98-6/30/98
                       No. of        ---------------------------------      %       --------------------------------
                        Apts.       Amount/%    Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                      --------      --------    --------    ----------   ------    ----------    --------  ---------
WEIGHTED AVG.
OCCUPANCY
-------------
  Dallas                 5,118         93.1%                              -1.4%         94.5%
  Atlanta                4,134         92.4%                              -1.2%         93.5%
  Austin                 1,877         93.9%                              -0.8%         94.6%
  Houston                  754         91.7%                              -4.1%         95.6%
  Indianapolis           1,296         89.9%                              -2.4%         92.1%
  Kansas                 1,620         94.3%                               2.1%         92.4%
  Chicago                2,490         95.5%                              -0.2%         95.7%
                        ------         -----                              -----         -----
     Weighted Average                  93.2%                              -1.0%         94.1%
                                       =====                              =====         =====
       Total            17,289
                        ======
WEIGHTED AVG.
RENTAL RATE
-------------
  Dallas                                            $709                   1.5%                      $699
  Atlanta                                           $786                   3.5%                      $759
  Austin                                            $680                   3.7%                      $655
  Houston                                           $761                   2.4%                      $743
  Indianapolis                                      $641                   3.6%                      $619
  Kansas                                            $720                   2.1%                      $705
  Chicago                                           $980                   4.4%                      $938
                                                    ----                   ----                      ----
     Weighted Average                               $762                   3.0%                      $740
                                                    ====                   ====                      ====
TOTAL PROPERTY
REVENUES                                                Per Month                                     Per Month
---------------                                        ----------                                    ----------
Dallas                           $20,298,550      $  696        $ 0.82     0.7%   $20,163,466      $  692     $ 0.81
Atlanta                          $19,042,654      $  768        $ 0.79     3.1%   $18,472,222      $  745     $ 0.77
Austin                           $ 7,654,814      $  680        $ 0.91     4.4%   $ 7,329,148      $  651     $ 0.87
Houston                          $ 3,341,366      $  739        $ 0.80    -1.1%   $ 3,378,093      $  747     $ 0.81
Indianapolis                     $ 4,761,678      $  612        $ 0.69     1.7%   $ 4,679,911      $  602     $ 0.68
Kansas                           $ 7,032,143      $  723        $ 0.79     5.8%   $ 6,648,309      $  684     $ 0.75
Chicago                          $15,072,452      $1,009        $ 1.18     5.9%   $14,237,293      $  953     $ 1.11
                                 -----------      ------        ------    -----   -----------      ------     ------
    Total                        $77,203,657      $  756        $ 0.86     3.1%   $74,908,442      $  733     $ 0.83
                                 ===========      ======        ======    =====   ===========      ======     ======




  AMLI RESIDENTIAL PROPERTIES L.P.-"SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)-CONTINUED

(Excludes all properties acquired or stabilized after 1/1/98)

                                              1/1/99-6/30/99                                1/1/98-6/30/98
                                     ---------------------------------      %       --------------------------------
                                    Amount/%    Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                                    --------    --------    ----------   ------    ----------    --------  ---------
PROPERTY OPERATING EXPENSES                           (ANNUALIZED)                                  (ANNUALIZED)
---------------------------                           ------------                                  ------------
  Dallas                        $  8,611,162      $3,545         $4.17     1.5%   $ 8,484,993      $3,493      $4.11
  Atlanta                       $  6,640,300      $3,213         $3.31    -2.2%   $ 6,792,899      $3,286      $3.39
  Austin                        $  3,179,442      $3,388         $4.55    -1.3%   $ 3,222,609      $3,434      $4.61
  Houston                       $  1,468,002      $3,894         $4.21     6.1%   $ 1,383,978      $3,671      $3.97
  Indianapolis                  $  1,851,111      $2,857         $3.23     6.4%   $ 1,740,282      $2,686      $3.04
  Kansas                        $  2,397,875      $2,960         $3.24    -2.8%   $ 2,467,571      $3,046      $3.34
  Chicago                       $  5,733,437      $4,605         $5.37     1.2%   $ 5,667,656      $4,552      $5.31
                                ------------      ------         -----    -----   -----------      ------      -----
    Total                       $ 29,881,329      $3,509         $3.99     0.4%   $29,759,987      $3,495      $3.97
                                ============      ======         =====    =====   ===========      ======      =====
Operating Efficiency                   38.7%                                            39.7%
                                ============                                       ==========

                                                       PER MONTH                                       PER MONTH
                                                       ---------                                      ----------
NOI            1999%   1998%
---            -----   -----
 Dallas        57.6%   57.9%    $ 11,687,388        $401         $0.47     0.1%   $11,678,473        $401      $0.47
 Atlanta       65.1%   63.2%    $ 12,402,354        $500         $0.52     6.2%   $11,679,324        $471      $0.49
 Austin        58.5%   56.0%    $  4,475,372        $397         $0.53     9.0%   $ 4,106,538        $365      $0.49
 Houston       56.1%   59.0%    $  1,873,364        $414         $0.45    -6.1%   $ 1,994,115        $441      $0.48
 Indianapolis  61.1%   62.8%    $  2,910,567        $374         $0.42    -1.0%   $ 2,939,629        $378      $0.43
 Kansas        65.9%   62.9%    $  4,634,268        $477         $0.52    10.8%   $ 4,180,738        $430      $0.47
 Chicago       62.0%   60.2%    $  9,339,015        $625         $0.73     9.0%   $ 8,569,637        $574      $0.67
               -----   -----    ------------        ----         -----    -----   -----------        ----      -----
    Total      61.3%   60.3%    $ 47,322,328        $463         $0.53     4.8%   $45,148,455        $442      $0.50
               =====   =====    ============        ====         =====    =====   ===========        ====      =====
Operating Margin                       61.3%                                            60.3%
                                ============                                       ==========


  AMLI RESIDENTIAL PROPERTIES L.P.-"SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)-CONTINUED

(Excludes all properties acquired or stabilized after 1/1/98)
                                              1/1/99-6/30/99                                1/1/98-6/30/98
                                     ---------------------------------      %       --------------------------------
                                    Amount/%    Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                                    --------    --------    ----------   ------    ----------    --------  ---------
CAPITAL EXPENDITURES                                  (ANNUALIZED)                                  (ANNUALIZED)
--------------------                                  ------------                                  ------------
  Dallas                        $    885,229      $  364         $0.43     9.4%    $  809,106        $333      $0.39
  Atlanta                       $    347,062      $  168         $0.17   -23.9%    $  455,895        $221      $0.23
  Austin                        $    895,614      $  954         $1.28   187.2%    $  311,807        $332      $0.45
  Houston                       $     80,400      $  213         $0.23    21.4%    $   66,200        $176      $0.19
  Indianapolis                  $     83,867      $  129         $0.15   -25.7%    $  112,851        $174      $0.20
  Kansas                        $    179,524      $  222         $0.24   -14.8%    $  210,828        $260      $0.28
  Chicago                       $    499,794      $  401         $0.47    52.2%    $  328,390        $264      $0.31
                                ------------      ------         -----   ------    ----------        ----      -----
    Total                       $  2,971,489      $  349         $0.40    29.5%    $2,295,077        $270      $0.31
                                ============      ======         =====   ======    ==========        ====      =====
REPAIRS AND MAINTENANCE                               (ANNUALIZED)                                   (ANNUALIZED)
-----------------------                               ------------                                   ------------
  Dallas                        $  1,076,203      $  443         $0.52     3.0%    $1,045,046      $  430      $0.51
  Atlanta                       $    915,620      $  443         $0.46     2.8%    $  890,717      $  431      $0.44
  Austin                        $    421,004      $  449         $0.60     1.9%    $  413,352      $  440      $0.59
  Houston                       $     86,223      $  229         $0.25     0.4%    $   85,875      $  228      $0.25
  Indianapolis                  $    300,621      $  464         $0.52    13.0%    $  265,968      $  410      $0.46
  Kansas                        $    261,316      $  323         $0.35   -10.7%    $  292,627      $  361      $0.40
  Chicago                       $    803,945      $  646         $0.75     1.7%    $  790,451      $  635      $0.74
                                ------------      ------         -----   ------    ----------      ------      -----
    Total                       $  3,864,932      $  454         $0.52     2.1%    $3,784,037      $  444      $0.50
                                ============      ======         =====   ======    ==========      ======      =====

REAL ESTATE TAXES                                     (ANNUALIZED)                                   (ANNUALIZED)
-----------------                                     ------------                                   ------------
  Dallas                        $  3,151,829      $1,298         $1.53     4.2%    $3,023,389      $1,245      $1.46
  Atlanta                       $  1,550,848      $  750         $0.77    -2.5%    $1,590,228      $  769      $0.79
  Austin                        $  1,032,147      $1,100         $1.48    -4.1%    $1,076,261      $1,147      $1.54
  Houston                       $    641,715      $1,702         $1.84    17.7%    $  545,160      $1,446      $1.56
  Indianapolis                  $    447,517      $  691         $0.78     9.0%    $  410,674      $  634      $0.72
  Kansas                        $    671,760      $  829         $0.91     2.2%    $  657,522      $  812      $0.89
  Chicago                       $  2,103,000      $1,689         $1.97     4.5%    $2,011,986      $1,616      $1.89
                                ------------      ------         -----    -----    ----------      ------      -----
    Total                       $  9,598,816      $1,127         $1.28     3.0%    $9,315,220      $1,094      $1.24
                                ============      ======         =====    =====    ==========      ======      =====




                                            AMLI RESIDENTIAL PROPERTIES TRUST
                                                  PROPERTY INFORMATION
                                                   As of June 30, 1999

                                                                                               Qtr ended
                                                                                             June 30, 1999
                                                                      Approx-                   Average      Qtr ended
                                                                       imate                  Rental Rates    June 30,
                                                            Number    Rentable   Average     -------------     1999
                                         Year      Year       of       Area     Unit Size    Per      Per     Average
PROPERTIES            Location         Acquired  Completed   Units    (Sq Ft)    (Sq Ft)     Unit    Sq Ft   Occupancy
----------            --------         --------  ---------  ------   ---------  ---------    ----    -----  -----------
WHOLLY OWNED
PROPERTIES
------------

DALLAS/FT.
WORTH, TX
----------
Amli:
 at Autumn Chase      Carrollton, TX       1991   87/96/99     690     596,448        864     737    $0.85        91.4%
 at Bent Tree         Dallas, TX           1997       1996     300     282,303        941     826     0.88        93.0%
 at Bishop's Gate     West Plano, TX       1997       1997     266     292,094      1,098   1,009     0.92        92.4%
 at Chase Oaks        Plano, TX            1994       1986     250     193,736        775     682     0.88        92.9%
 at Gleneagles        Dallas, TX           1988      87/97     590     521,302        884     711     0.80        96.1%
 on the Green         Ft. Worth, TX        1994      90/93     424     358,560        846     690     0.82        94.6%
 at Nantucket         Dallas, TX           1988       1986     312     222,208        712     569     0.80        94.9%
 of North Dallas      Dallas, TX          89/90      85/86   1,032     905,590        878     677     0.77        92.3%
 on Rosemeade         Dallas, TX           1990       1987     236     205,334        870     684     0.79        94.6%
 at Valley Ranch      Irving, TX           1990       1985     460     389,940        848     712     0.84        93.6%
                                                             -----   ---------        ---    ----    -----       ------
  Subtotal-Dallas/
   Ft. Worth, TX                                             4,560   3,967,515        870     718    $0.82        93.4%
                                                             -----   ---------        ---    ----    -----       ------
ATLANTA, GA
-----------
Amli:
 at Sope Creek        Marietta, GA                82/83/95     695     632,425        910     705    $0.77        93.0%
 at Spring Creek      Dunwoody, GA             85/86/87/89   1,180   1,080,568        916     748     0.82        91.4%
 at Vinings           Atlanta, GA         92/97       1985     360     374,768      1,041     807     0.78        96.1%
 at West Paces        Atlanta, GA          1993       1992     337     314,470        933     905     0.97        94.6%
 at Peachtree City    Fayette County, GA              1998     312     305,756        980     898     0.92        94.9%
 at Park Creek        Gainesville, GA                 1998     200     195,146        976     736     0.75        88.2%
 at Clairmont         Atlanta, GA          1998       1988     288     229,938        798     759     1.00        95.1%
                                                            ------   ---------      -----    ----    -----       ------
  Subtotal-
  Atlanta, GA                                                3,372   3,133,071        929     778    $0.84        93.0%
                                                            ------   ---------      -----    ----    -----       ------




                                                                                               Qtr ended
                                                                                             June 30, 1999
                                                                      Approx-                   Average      Qtr ended
                                                                       imate                  Rental Rates   June 30,
                                                            Number    Rentable   Average     -------------     1999
                                         Year      Year        of      Area     Unit Size    Per      Per     Average
PROPERTIES            Location         Acquired  Completed   Units    (Sq Ft)    (Sq Ft)     Unit    Sq Ft   Occupancy
----------            --------         --------  ---------  ------   ---------  ---------    ----    -----  -----------
AUSTIN, TEXAS
-------------
Amli:
 at the Arboretum     Austin, TX           1986       1983     231     178,116        771     691    $0.90        97.1%
 in Great Hills       Austin, TX           1991       1985     344     257,984        750     707     0.94        95.8%
 at Lantana Ridge     Austin, TX           1997       1997     354     311,857        881     831     0.94        92.0%
 at Martha's
 Vineyard             Austin, TX           1992       1986     360     260,380        723     633     0.88        95.2%
                                                             -----   ---------        ---    ----    -----        -----
  Subtotal-
  Austin, TX                                                 1,289   1,008,337        782     718    $0.92        94.8%
                                                             -----   ---------        ---    ----    -----        -----
EASTERN KANSAS
--------------
Amli:
 at Alvamar           Lawrence, KS         1994       1989     152     125,800        828     674    $0.81        96.1%
 at Centennial        Overland Park, KS    1998       1998     170     204,858      1,205     957     0.79        90.4%
 at Crown Colony      Topeka, KS           1994      86/97     220     172,284        783     603     0.77        92.6%
 at Lexington Farms   Overland Park, KS    1998       1998     404     392,693        972     784     0.81        93.6%
 at Regents Center    Overland Park, KS    1994   91/95/97     424     398,674        940     740     0.79        96.7%
 at Sherwood          Topeka, KS           1994       1993     300     260,340        868     631     0.73        91.2%
 at Town Center       Overland Park, KS    1997       1997     156     176,914      1,134     952     0.84        94.0%
                                                             -----   ---------      -----   -----    -----        -----
  Subtotal
   -Eastern KS                                               1,826   1,731,563        948     748    $0.79        93.7%
                                                             -----   ---------      -----   -----    -----        -----
INDIANAPOLIS, IN
----------------
Amli:
 at Riverbend         Indianapolis, IN    92/93      83/85     996     820,712        824     583    $0.71        89.5%
 at Conner Farms      Indianapolis, IN     1997       1993     300     327,396      1,091     813     0.75        96.2%
 at Eagle Creek       Indianapolis, IN     1998       1998     240     233,432        973     757     0.78        94.3%
                                                             -----   ---------      -----    ----    -----        -----
  Subtotal
   -Indianapolis,
      IN                                                     1,536   1,381,540        899     655    $0.73        91.5%
                                                             -----   ---------      -----    ----    -----        -----





                                                                                               Qtr ended
                                                                                             June 30, 1999
                                                                      Approx-                   Average      Qtr ended
                                                                       imate                  Rental Rates    June 30,
                                                            Number    Rentable   Average     -------------     1999
                                         Year      Year        of      Area     Unit Size    Per      Per     Average
PROPERTIES            Location         Acquired  Completed   Units    (Sq Ft)    (Sq Ft)     Unit    Sq Ft   Occupancy
----------            --------         --------  ---------  ------   ---------  ---------    ----    -----  -----------

CHICAGO, IL
------------
Amli:
 at Park Sheridan     Chicago, IL          1989       1986     253     216,315        855     976    $1.14        94.9%
 at Poplar Creek      Schaumburg, IL       1997       1985     196     177,630        906     983     1.08        92.2%
                                                             -----  ----------      -----   -----    -----        -----
 Subtotal
  -Chicago, IL                                                 449     393,945        877     979    $1.12        93.7%
                                                            ------  ----------      -----   -----    -----        -----
  TOTAL
   WHOLLY OWNED
   PROPERTIES                                               13,032  11,615,971        891     739    $0.83        93.3%
                                                            ======  ==========       ====    ====    =====        =====





                                                                                               Qtr ended
                                                                                             June 30, 1999
                                                                      Approx-                   Average      Qtr ended
                                                                       imate                  Rental Rates    June 30,
                                                            Number    Rentable   Average     -------------     1999
                                         Year      Year        of      Area     Unit Size    Per      Per     Average
PROPERTIES            Location         Acquired  Completed   Units    (Sq Ft)    (Sq Ft)     Unit    Sq Ft   Occupancy
----------            --------         --------  ---------  ------   ---------  ---------    ----    -----  -----------

CO-INVESTMENT
PROPERTIES
--------------
ATLANTA, GA

Amli:
 at Pleasant Hill     Gwinnett County, GA             1996     502     501,816      1,000     797    $0.80        91.0%
 at Barrett Lakes     Cobb County, GA                 1997     446     462,368      1,037     856     0.83        94.6%
 at River Park        Norcross, GA                    1997     222     226,632      1,021     895     0.88        94.0%
 at Towne Creek       Gainesville, GA                 1989     150     121,722        811     628     0.77        91.6%
 at Willeo Creek      Rosewell, GA         1995       1989     242     297,302      1,229     847     0.69        93.8%
                                                             -----   ---------      -----    ----    -----       ------
  Subtotal-
   Atlanta, GA                                               1,562   1,609,840      1,031     819    $0.79        92.9%
                                                             -----   ---------      -----    ----    -----       ------

CHICAGO, IL
-----------
Amli:
 at Prairie
 Court                Oak Park, IL                    1987     125     105,578        845   1,126    $1.33        95.2%
 at Windbrooke        Buffalo Grove, IL    1995       1987     236     213,160        903   1,011     1.12        97.7%
 at Chevy Chase       Buffalo Grove, IL    1996       1988     592     480,820        812   1,003     1.24        95.1%
 at Danada            Wheaton, IL          1997      89/91     600     521,499        869     947     1.09        95.9%
 at Fox Valley        Aurora, IL                      1998     272     269,237        990     979     0.99        92.5%
 at Willowbrook       Willowbrook, IL      1996       1987     488     418,404        857     976     1.14        95.8%
                                                             -----   ---------        ---    ----    -----        -----
  Subtotal-
  Chicago, IL                                                2,313   2,008,698        868     988    $1.14        95.4%
                                                             -----   ---------        ---    ----    -----        -----

EASTERN KANSAS
--------------
AMLI:
 at Regents Crest     Overland Park, KS    1997       1997     368     346,632        942     754    $0.80        94.4%
                                                             -----   ---------        ---    ----    -----        -----





                                                                                               Qtr ended
                                                                                             June 30, 1999
                                                                      Approx-                   Average      Qtr ended
                                                                       imate                  Rental Rates    June 03,
                                                            Number    Rentable   Average     -------------     1999
                                         Year      Year        of      Area     Unit Size    Per      Per     Average
PROPERTIES            Location         Acquired  Completed   Units    (Sq Ft)    (Sq Ft)     Unit    Sq Ft   Occupancy
----------            --------         --------  ---------  ------   ---------  ---------    ----    -----  -----------
DALLAS/FT. WORTH
----------------
AMLI:
 at Fossil Creek      Ft. Worth, TX                   1998     384     384,358      1,001     810    $0.81        93.1%
 on the Parkway       Dallas, TX                      1999     240     225,248        939     871     0.93        93.6%
 on Timberglen        Dallas, TX           1990       1985     260     201,198        774     622     0.80        93.7%
 at Varandah          Arlington, TX        1997      86/91     538     394,444        733     672     0.92        95.5%
                                                             -----   ---------        ---    ----    -----        -----
   Subtotal -
     Dallas/
     Ft. Worth, TX                                           1,422   1,205,248        848     734    $0.87        94.2%
                                                             -----   ---------        ---    ----    -----        -----

AUSTIN, TX
----------
AMLI:
 at Wells Branch      Austin, TX                      1999     576     554,582        963     785    $0.82        82.8%
 at Park Place        Austin, TX           1994       1985     588     397,968        677     609     0.90        95.4%
                                                             -----   ---------        ---    ----    -----        -----
   Subtotal -
     Austin, TX                                              1,164     952,550        818     696    $0.85        89.2%
                                                             -----   ---------        ---    ----    -----        -----

HOUSTON, TX
-----------
Amli:
 at Champions
  Centre              Houston, TX          1994       1994     192     164,480        857     754    $0.88        92.9%
 at Champions Park    Houston, TX          1994       1991     246     221,986        902     735     0.81        90.1%
 at Greenwood
   Forest             Houston, TX          1995       1995     316     310,844        984     774     0.79        92.9%
                                                            ------   ---------        ---    ----    -----        -----
   Subtotal-
     Houston, TX                                               754     697,310        925     756    $0.82        92.0%
                                                            ------   ---------       ----    ----    -----        -----
  TOTAL CO-INVESTMENT
    PROPERTIES                                               7,583   6,820,278        899    $826    $0.92        93.3%
                                                            ======   =========        ===    ====    =====        =====
  TOTAL WHOLLY OWNED
    AND CO-INVESTMENT
    PROPERTIES                                              20,615  18,436,249        894    $771    $0.86        93.3%
                                                            ======  ==========        ===    ====    =====        =====

                                            AMLI RESIDENTIAL PROPERTIES TRUST
                                              COMPONENTS OF PROPERTY EBITDA

                                   WHOLLY-OWNED                CO-INVESTMENTS AT 100%           COMBINED AT 100%
                          ----------------------------       --------------------------    --------------------------
                               THREE MONTHS ENDED                THREE MONTHS ENDED           THREE MONTHS ENDED
                                    JUNE 30,                          JUNE 30,                     JUNE 30,
                          ----------------------------       --------------------------    --------------------------
                                                  %                                %                             %
                            1999       1998     Change        1999       1998    Change     1999       1998    Change
                          -------    -------    ------      -------    -------   ------   -------    -------  -------
PROPERTY REVENUES
-----------------
Rental Income
-------------
 Same Store
  Communities (1). . . .  $22,760     22,413      1.5%       13,889     13,482     3.0%    36,649     35,895     2.1%
 New Communities (2) . .    1,688      1,003     68.3%        1,606      1,119    43.5%     3,294      2,122    55.2%
 Development and/
  or Lease-up
  Communities (3). . . .      304         77    296.1%        4,021        524   667.5%     4,325        601   620.1%
 Acquisition
  Communities (4). . . .    2,529        643    293.5%        --         --                 2,529        643   293.5%
 Communities Sold/
  Contributed to
  Ventures (5) . . . . .               1,069                    452      --                   452      1,069
                          -------    -------   -------      -------    -------  -------   -------    -------  -------
    Total. . . . . . . .  $27,281     25,204      8.2%       19,969     15,125    32.0%    47,249     40,329    17.2%
                          =======    =======   =======      =======    =======  =======   =======    =======  =======

Other Revenues
--------------
 Same Store
  Communities. . . . . .  $ 1,438      1,246     15.4%          950        793    19.8%     2,389      2,039    17.1%
 New Communities . . . .      141         85     65.9%          124        121     2.6%       264        206    28.7%
 Development and/
  or Lease-up
  Communities. . . . . .       24          3    640.9%          291         55   427.5%       315         58   439.4%
 Acquisition
  Communities. . . . . .      154         30    411.9%        --         --                   154         30   411.9%
 Communities Sold/
  Contributed to
  Ventures . . . . . . .    --            92                     23      --                    23         92
                          -------    -------   -------      -------    -------  -------   -------    -------  -------
    Total. . . . . . . .  $ 1,757      1,456     20.7%        1,388        969    43.3%     3,146      2,425    29.7%
                          =======    =======   =======      =======    =======  =======   =======    =======  =======




                                            AMLI RESIDENTIAL PROPERTIES TRUST
                                        COMPONENTS OF PROPERTY EBITDA - CONTINUED


                                   WHOLLY-OWNED               CO-INVESTMENTS AT 100%            COMBINED AT 100%
                          ----------------------------     ----------------------------  ----------------------------
                               THREE MONTHS ENDED               THREE MONTHS ENDED            THREE MONTHS ENDED
                                    JUNE 30,                         JUNE 30,                      JUNE 30,
                          ----------------------------     ----------------------------  ----------------------------
                                                  %                                %                             %
                            1999       1998     Change        1999       1998    Change     1999       1998    Change
                          -------    -------    ------      -------    -------   ------   -------    -------  -------
Total Property
 Revenues
---------------
 Same Store
  Communities. . . . . .  $24,198     23,659      2.3%       14,839     14,275     3.9%    39,037     37,934     2.9%
 New Communities . . . .    1,829      1,088     68.2%        1,730      1,240    39.5%     3,559      2,327    52.9%
 Development and/
  or Lease-up
  Communities. . . . . .      328         80    310.1%        4,313        579   644.6%     4,641        659   604.0%
 Acquisition
  Communities. . . . . .    2,683        673    298.8%        --         --                 2,683        673   298.8%
 Communities Sold/
  Contributed to
  Ventures . . . . . . .    --         1,161                    475      --                   475      1,161
                          -------    -------   -------      -------    -------  -------   -------    -------  -------
    Total. . . . . . . .  $29,038     26,660      8.9%       21,357     16,094    32.7%    50,395     42,754    17.9%
                          =======    =======   =======      =======    =======  =======   =======    =======  =======

Total Operating
 Expenses
---------------
 Same Store
  Communities. . . . . .  $ 9,618      9,581      0.4%        5,673      5,577     1.7%    15,291     15,159     0.9%
 New Communities . . . .      566        439     29.0%          682        607    12.4%     1,249      1,046    19.4%
 Development and/
  or Lease-up
  Communities. . . . . .      182         42    336.1%        1,824        288   533.5%     2,006        330   508.5%
 Acquisition
  Communities. . . . . .      927        255    263.7%        --         --                   927        255   263.7%
 Communities Sold/
  Contributed to
  Ventures . . . . . . .                 784                    230      --                   230        784
                          -------    -------   -------      -------    -------  -------   -------    -------  -------
    Total. . . . . . . .  $11,294     11,101      1.7%        8,409      6,472    29.9%    19,703     17,573    12.1%
                          =======    =======   =======      =======    =======  =======   =======    =======  =======





                                            AMLI RESIDENTIAL PROPERTIES TRUST
                                        COMPONENTS OF PROPERTY EBITDA - CONTINUED


                                   WHOLLY-OWNED               CO-INVESTMENTS AT 100%            COMBINED AT 100%
                          ----------------------------     ----------------------------  ----------------------------
                               THREE MONTHS ENDED               THREE MONTHS ENDED            THREE MONTHS ENDED
                                    JUNE 30,                         JUNE 30,                      JUNE 30,
                          ----------------------------     ----------------------------  ----------------------------
                                                  %                                %                             %
                            1999       1998     Change        1999       1998    Change     1999       1998    Change
                          -------    -------    ------      -------    -------   ------   -------    -------  -------
Property EBITDA
---------------
 Same Store
  Communities. . . . . .  $14,580     14,077      3.6%        9,166      8,698     5.4%    23,746     22,775     4.3%
 New Communities . . . .    1,262        649     94.6%        1,047        633    65.5%     2,310      1,281    80.3%
 Development and/
  or Lease-up
  Communities. . . . . .      146         38    281.8%        2,488        291   754.5%     2,635        329   699.6%
 Acquisition
  Communities. . . . . .    1,756        418    320.3%        --         --                 1,756        418   320.3%
 Communities Sold/
  Contributed to
  Ventures . . . . . . .     --          377                    245      --                   245        377
                          -------    -------   -------      -------    -------  -------   -------    -------  -------
    Total. . . . . . . .  $17,744     15,559     14.0%       12,947      9,622    34.6%    30,692     25,181    21.9%
                          =======    =======   =======      =======    =======  =======   =======    =======  =======
Company's share
 of Co-investment
 EBITDA (incl.
 share of cash flow
 in excess of
 ownership %). . . . . .                                      3,624      2,603    39.2%     3,624      2,603    39.2%
                                                            =======    =======  =======   =======    =======  =======
Percent of
 Co-investment
 EBITDA. . . . . . . . .                                        28%        27%                12%        10%
                                                            =======    =======            =======    =======


(1)  Stabilized Communities at 1/1/98.
(2)  Development Communities stabilized after 1/1/98 but before 1/1/99.
(3)  Development Communities not yet stabilized.
(4)  Stabilized Communities acquired after 1/1/98.
(5)  Communities sold or contributed to co-investment ventures.


                                            AMLI RESIDENTIAL PROPERTIES TRUST
                                              COMPONENTS OF PROPERTY EBITDA

                                   WHOLLY-OWNED                CO-INVESTMENTS AT 100%           COMBINED AT 100%
                          ----------------------------       --------------------------    --------------------------
                                 SIX MONTHS ENDED                  SIX MONTHS ENDED             SIX MONTHS ENDED
                                    JUNE 30,                          JUNE 30,                     JUNE 30,
                          ----------------------------       --------------------------    --------------------------
                                                  %                                %                             %
                            1999       1998     Change        1999       1998    Change     1999       1998    Change
                          -------    -------    ------      -------    -------   ------   -------    -------  -------
PROPERTY REVENUES
-----------------
Rental Income
-------------
 Same Store
  Communities (1). . . .  $45,245     44,429      1.8%       27,460     26,648     3.0%    72,704     71,076     2.3%
 New Communities (2) . .    3,331      1,597    108.5%        3,170      1,976    60.4%     6,500      3,573    81.9%
 Development and/
  or Lease-up
  Communities (3). . . .      477        149    219.2%        7,177        730   883.8%     7,654        879   770.9%
 Acquisition
  Communities (4). . . .    4,922      1,135    333.7%        --         --                 4,922      1,135   333.7%
 Communities Sold/
  Contributed to
  Ventures (5) . . . . .        1      1,975                    897      --                   899      1,975
                          -------    -------   -------      -------    -------  -------   -------    -------  -------
    Total. . . . . . . .  $53,976     49,285      9.5%       38,704     29,353    31.9%    92,679     78,639    17.9%
                          =======    =======   =======      =======    =======  =======   =======    =======  =======

Other Revenues
--------------
 Same Store
  Communities. . . . . .  $ 2,728      2,406     13.4%        1,771      1,426    24.2%     4,499      3,832    17.4%
 New Communities . . . .      266        143     85.5%          248        208    19.1%       514        352    46.2%
 Development and/
  or Lease-up
  Communities. . . . . .       40          4    923.1%          515         85   509.2%       554         88   527.3%
 Acquisition
  Communities. . . . . .      292         41    618.1%        --         --                   292         41   618.1%
 Communities Sold/
  Contributed to
  Ventures . . . . . . .    --           154                     41      --                    41        154
                          -------    -------   -------      -------    -------  -------   -------    -------  -------
    Total. . . . . . . .  $ 3,326      2,748     21.0%        2,575      1,719    49.8%     5,901      4,467    32.1%
                          =======    =======   =======      =======    =======  =======   =======    =======  =======




                                            AMLI RESIDENTIAL PROPERTIES TRUST
                                        COMPONENTS OF PROPERTY EBITDA - CONTINUED


                                   WHOLLY-OWNED               CO-INVESTMENTS AT 100%            COMBINED AT 100%
                          ----------------------------     ----------------------------  ----------------------------
                                 SIX MONTHS ENDED                 SIX MONTHS ENDED              SIX MONTHS ENDED
                                    JUNE 30,                         JUNE 30,                      JUNE 30,
                          ----------------------------     ----------------------------  ----------------------------
                                                  %                                %                             %
                            1999       1998     Change        1999       1998    Change     1999       1998    Change
                          -------    -------    ------      -------    -------   ------   -------    -------  -------
Total Property
 Revenues
---------------
 Same Store
  Communities. . . . . .  $47,973     46,835      2.4%       29,231     28,074     4.1%    77,204     74,908     3.1%
 New Communities . . . .    3,597      1,741    106.6%        3,418      2,184    56.5%     7,015      3,925    78.7%
 Development and/
  or Lease-up
  Communities. . . . . .      516        153    237.0%        7,692        814   844.9%     8,208        967   748.7%
 Acquisition
  Communities. . . . . .    5,214      1,176    343.5%        --         --                 5,214      1,176   343.5%
 Communities Sold/
  Contributed to
  Ventures . . . . . . .        1      2,129                    938      --                   940      2,129
                          -------    -------   -------      -------    -------  -------   -------    -------  -------
    Total. . . . . . . .  $57,302     52,033     10.1%       41,279     31,072    32.8%    98,580     83,105    18.6%
                          =======    =======   =======      =======    =======  =======   =======    =======  =======

Total Operating
 Expenses
---------------
 Same Store
  Communities. . . . . .  $18,783     18,684      0.5%       11,098     11,075     0.2%    29,881     29,760     0.4%
 New Communities . . . .    1,110        762     45.7%        1,346      1,228     9.6%     2,456      1,990    23.4%
 Development and/
  or Lease-up
  Communities. . . . . .      328         92    255.9%        3,249        460   606.2%     3,577        552   547.8%
 Acquisition
  Communities. . . . . .    1,825        425    329.9%        --         --                 1,825        425   329.9%
 Communities Sold/
  Contributed to
  Ventures . . . . . . .       10      1,328                    455      --                   465      1,328
                          -------    -------   -------      -------    -------  -------   -------    -------  -------
    Total. . . . . . . .  $22,057     21,291      3.6%       16,149     12,764    26.5%    38,206     34,054    12.2%
                          =======    =======   =======      =======    =======  =======   =======    =======  =======





                                            AMLI RESIDENTIAL PROPERTIES TRUST
                                        COMPONENTS OF PROPERTY EBITDA - CONTINUED


                                   WHOLLY-OWNED               CO-INVESTMENTS AT 100%            COMBINED AT 100%
                          ----------------------------     ----------------------------  ----------------------------
                                 SIX MONTHS ENDED                 SIX MONTHS ENDED              SIX MONTHS ENDED
                                    JUNE 30,                         JUNE 30,                      JUNE 30,
                          ----------------------------     ----------------------------  ----------------------------
                                                  %                                %                             %
                            1999       1998     Change        1999       1998    Change     1999       1998    Change
                          -------    -------    ------      -------    -------   ------   -------    -------  -------
Property EBITDA
---------------
 Same Store
  Communities. . . . . .  $29,190     28,150      3.7%       18,132     16,998     6.7%    47,322     45,148     4.8%
 New Communities . . . .    2,487        979    154.0%        2,072        956   116.7%     4,559      1,935   135.6%
 Development and/
  or Lease-up
  Communities. . . . . .      188         61    208.5%        4,442        354  1155.2%     4,631        415  1015.9%
 Acquisition
  Communities. . . . . .    3,388        751    351.3%        --         --                 3,388        751   351.3%
 Communities Sold/
  Contributed to
  Ventures . . . . . . .      (9)        802                    483      --                   474        802
                          -------    -------   -------      -------    -------  -------   -------    -------  -------
    Total. . . . . . . .  $35,245     30,743     14.6%       25,130     18,308    37.3%    60,375     49,051    23.1%
                          =======    =======   =======      =======    =======  =======   =======    =======  =======
Company's share
 of Co-investment
 EBITDA (incl.
 share of cash flow
 in excess of
 ownership %). . . . . .                                      7,013      4,926    42.4%     7,013      4,926    42.4%
                                                            =======    =======  =======   =======    =======  =======
Percent of
 Co-investment
 EBITDA. . . . . . . . .                                        28%        27%                12%        10%
                                                            =======    =======            =======    =======


(1)  Stabilized Communities at 1/1/98.
(2)  Development Communities stabilized after 1/1/98 but before 1/1/99.
(3)  Development Communities not yet stabilized.
(4)  Stabilized Communities acquired after 1/1/98.
(5)  Communities sold or contributed to co-investment ventures.
